UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014 (June 25, 2014)

ALCOA INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Park Avenue, New York, New York 10022-4608

(Address of principal executive offices) (Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 25, 2014, Alcoa Inc. (the “Company”) and Alcoa IH Limited, a wholly owned subsidiary of the Company (the “Company Sub”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with FR Acquisition Corporation (US), Inc. (the “US Target”), FR Acquisitions Corporation (Europe) Limited (the “UK Target”), FR Acquisition Finance Subco (Luxembourg), S.à.r.l. (the “Seller”) and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P. (collectively, the “Seller Representative”) pursuant to which the Company has agreed to acquire the Firth Rixson business.

The acquisition will be structured as a purchase by the Company (or one of its subsidiaries) of all the outstanding shares of the US Target from the Seller and a purchase by the Company Sub of all the outstanding shares of the UK Target from the Seller, for aggregate consideration of approximately $500 million of Company common stock (the “Shares”) and $2.35 billion in cash, subject to a customary post-closing adjustment based on, among other things, the amount of cash, debt and working capital in the business at the closing date.

The Company also entered into an Earnout Agreement (the “Earnout Agreement”), dated as of June 25, 2014, with the Seller and the Seller Representative, pursuant to which the Company has agreed to make earn-out payments up to an aggregate maximum amount of $150 million to the Seller, with the amount of such payments to be determined based on the post-closing financial performance of Firth Rixson’s Savannah, Georgia facility.

The Seller and certain permitted transferees will be subject to a 120-day lock-up period following the closing date during which time they will be required to continue to hold the Shares, subject to certain exceptions for permitted transfers. Following the expiration of the lock-up period, the Seller and certain permitted transferees will have certain rights pursuant to a registration rights agreement, which will be entered into by the Company concurrently with the closing of the transaction.

The completion of the transaction is subject to receipt of certain regulatory approvals and other customary closing conditions. The Share Purchase Agreement may be terminated under certain circumstances, including by either party if the acquisition has not been completed by April 1, 2015. The Company currently anticipates that the acquisition will be completed by the end of 2014.

The Company expects to obtain “representation and warranty” insurance from certain insurers, which will provide coverage for breaches of representations and warranties of the US Target and the UK Target contained in the Share Purchase Agreement, subject to deductibles and certain other terms and conditions.

On June 25, 2014, the Company entered into a commitment letter (the “Commitment Letter”) pursuant to which Morgan Stanley Senior Funding, Inc. (the “Lender”) committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of $2.5 billion for the purpose of financing all or a portion of the cash consideration for the acquisition (including the repayment or redemption of the existing material indebtedness of the US Target and the UK Target) and to pay the fees and expenses incurred in connection therewith. The obligation of the Lender to provide the bridge term loans under the Commitment Letter is subject to a number of customary conditions, including, without limitation, execution and delivery of definitive documentation consistent with the Commitment Letter. The commitment will expire on the earliest to occur of (i) the execution and delivery of the definitive documentation by all parties thereto, (ii) April 3, 2015, if the definitive documentation has not been executed and delivered by all parties thereto, and (iii) the date of abandonment of the acquisition or termination of the Company’s or the Company Sub’s obligations under the Share Purchase Agreement. The Company expects that the Commitment Letter and the commitment thereunder will be substituted with a prudent combination of debt and equity-content securities.

The foregoing description of the Share Purchase Agreement, the Earnout Agreement and the Commitment Letter and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Share Purchase Agreement, the Earnout Agreement and the Commitment Letter, which are filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

The Share Purchase Agreement, the Earnout Agreement and the Commitment Letter (the “Agreements”) and the above descriptions have been included to provide investors with information regarding the terms of the Agreements. They are not intended to provide any other factual information about the Company or any other parties to the Agreements or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Agreements were made only for the purposes of the Agreements and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Agreements as statements of factual information.

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Shares will only be issued pursuant to the terms of the Share Purchase Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Share Purchase Agreement, the Company has agreed, subject to the terms and conditions of the Share Purchase Agreement, to issue 36,523,010 shares of Company common stock at the closing of the transaction, with an aggregate value of $500 million based on a per share price of $13.69 per share. The issuance of such Shares upon closing is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, because such issuance does not involve a public offering.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on June 26, 2014 announcing execution of the Share Purchase Agreement and the Earnout Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report:

2.1	Share Purchase Agreement, dated as of June 25, 2014, by and among Alcoa Inc., Alcoa IH Limited, FR Acquisition Corporation (US), Inc., FR Acquisitions Corporation (Europe) Limited, FR Acquisition Finance Subco (Luxembourg), S.à.r.l. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., collectively in their capacity as the Seller Representative.*

10.1	Earnout Agreement, dated as of June 25, 2014, by and among Alcoa Inc., FR Acquisition Finance Subco (Luxembourg), S.à.r.l. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., collectively in their capacity as the Seller Representative.

10.2	Commitment Letter, dated as of June 25, 2014, between Alcoa Inc. and Morgan Stanley Senior Funding, Inc.

The following exhibit is furnished as part of this report:

99.1	Press Release issued by Alcoa Inc., dated June 26, 2014.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

Forward-Looking Statements

Certain statements in this report, including statements regarding the proposed acquisition by the Company of the Firth Rixson business, the proposed financing of the transaction and potential earn-out payments, Alcoa’s portfolio transformation, the combined company’s plans, objectives, expectations and intentions, expected contribution to revenues and adjusted EBITDA, leadership in the aerospace jet engine components industry, and the expected size, scope and growth of the combined company’s operations and the market in which it will operate, expected synergies, the anticipated issuance of Company common stock in the acquisition, as well as the expected timing, closing and benefits of the transaction, may contain words such as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “could,” “may,” “seeks,” “targets,” “will,” “believes,” or other words of similar meaning that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which the Company and Firth Rixson operate. These statements are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. In making these statements, the Company has made assumptions with respect to: the ability of the Company and Firth Rixson to achieve expected synergies and the timing of same; the ability of the Company and Firth Rixson to predict and adapt to changing customer requirements, demand, preferences and spending patterns; future capital expenditures, including the amount and nature thereof; trends and developments in the aerospace, metals engineering and manufacturing sectors and other sectors of the economy which are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks; anticipated acquisitions; future results being similar to historical results; expectations related to future general economic and market conditions; and other matters. The Company’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. The Company’s beliefs and assumptions may prove to be inaccurate and consequently the Company’s actual results could differ materially from the expectations set out herein. Actual results or events could differ materially from those contemplated in forward-looking statements as a result of risks and uncertainties relating to the transaction and financing thereof, including: (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (b) Alcoa’s increased levels of indebtedness as a result of the proposed transaction, which could limit Alcoa’s operating flexibility and opportunities; (c) Alcoa’s inability to complete the anticipated financing as contemplated by the commitment letter prior to the contractually required time for closing of the proposed transaction or otherwise secure favorable terms for such financing; (d) the possibility that certain assumptions with respect to Firth Rixson or the proposed transaction could prove to be inaccurate; (e) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed transaction; (f) the potential failure to retain key employees of Alcoa or Firth Rixson as a result of the proposed transaction or during integration of the businesses; (g) potential sales of the Company common stock issued in the acquisition; (h) the loss of customers, suppliers and other business relationships of Alcoa or Firth Rixson as a result of the transaction; and (i) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships. Additionally, important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include the risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2013, Form 10-Q for the quarter ended March 31, 2014, and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Nothing on our website is included or incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2014

ALCOA INC.

By:	/s/ MAX LAUN
Name: Max Laun
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of June 25, 2014, by and among Alcoa Inc., Alcoa IH Limited, FR Acquisition Corporation (US), Inc., FR Acquisitions Corporation (Europe) Limited, FR Acquisition Finance Subco (Luxembourg), S.à.r.l. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., collectively in their capacity as the Seller Representative.*

10.1	Earnout Agreement, dated as of June 25, 2014, by and among Alcoa Inc., FR Acquisition Finance Subco (Luxembourg), S.à.r.l. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., collectively in their capacity as the Seller Representative.

10.2	Commitment Letter, dated as of June 25, 2014, between Alcoa Inc. and Morgan Stanley Senior Funding, Inc.

99.1	Press Release issued by Alcoa Inc., dated June 26, 2014.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.